FOR IMMEDIATE RELEASE

For more information contact:       Financial:   Charles L. Szews
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (920) 235-9151, Ext. 2332

                                    Media:       Kirsten Skyba
                                                 Vice President - Communications
                                                 (920) 233-9621

                            OSHKOSH TRUCK CORPORATION
                            RESPONDS TO PRICE DECLINE

       OSHKOSH, WIS. (June 24, 2002) - Referring to the decline in the stock price for Oshkosh Truck Corporation common stock (Nasdaq: OTRKB) in the last half hour of trading on Nasdaq on Friday, June 21, the company advised that the company has not made any recent announcements regarding material, adverse developments. Further, at this time, the company has no plans to make an announcement regarding material, adverse developments.

       Oshkosh Truck Corporation is a leading manufacturer of specialty trucks and truck bodies for the fire and emergency, defense, concrete placement, and refuse hauling markets. Oshkosh Truck is a Fortune 1000 company with products marketed under the Oshkosh, Pierce, McNeilus, Medtec, Geesink and Norba brand names. The company is headquartered in Oshkosh, Wis., and had annual sales of $1.45 billion in fiscal 2001.

Forward-Looking Statements

       This press release may contain statements that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including, without limitation, statements regarding the company's future financial position, business strategy, targets, projected sales, costs, earnings, capital spending and debt levels, and plans and objectives of management for future operations, are forward-looking statements. When used in this press release, words such as the company "may," "will," "expects," "intends," "estimates," "anticipates," "believes," "should," or "plans" or the negative thereof or variations thereon or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements are not a guarantee of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond the company's control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include the cyclical nature of the company's commercial and fire and emergency markets, risks related to reductions in government expenditures, the uncertainty of government contracts, the challenges of identifying, completing and integrating future acquisitions, disruptions in the supply of parts or components from sole source suppliers and subcontractors, competition, and risks associated with international operations and sales, including foreign currency fluctuations. In addition, the company's expectations for fiscal 2002 are based in part on certain assumptions made by the company, including those relating to fiscal 2002 concrete placement activity, the performance of the U.S. and European economies generally, when the Company will receive sales orders and payments, achieving cost reductions, sales and margin levels under the MTVR contract and defense programs, capital expenditures of municipalities and commercial waste haulers, sales and operating income of the Geesink Norba Group, expected debt levels and interest rates, and assuming no acquisitions in fiscal 2002. The inaccuracy of these or other assumptions could have a material adverse effect on the company's ability to achieve the company's expectations. Additional information concerning these and other factors is contained in the company's filings with the Securities and Exchange Commission, including the Form 8-K filed April 25, 2002.

                                      # # #